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                                                                   Exhibit 10.11

                                                                          [LOGO]
                                                                        ANDERSEN


                                                             Arthur Andersen S/C
                                                   Praia de Botafogo 300 7 ander
                                                     22250 040 Rio de Janeiro RJ
                                                                www.andersen.com




Consent of Independent Public Accountants


As Independent Public Accountants, we hereby consent to the use in this Annual Report on Form 20-F, as amended, filed by Companhia Vale do Rio Doce (Registration No. 000-26030), which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136), of our report dated January 15, 2001, relating to the financial statements of COMPANHIA HISPANO-BRASILEIRA DE PELOTIZACAO-HISPANOBRAS, translated into US Dollars, for the years ended December 31, 2000 and 1999 and 1998 prepared in conformity with generally accepted principles in the United States, which is included in such Annual Report.


/s/ ARTHUR ANDERSEN S/C

Rio de Janeiro, Brazil
March 6, 2002